EAGLE BULK SHIPPING INC.
Jefferies 2011 Global Shipping Conference
7 September 2011

EAGLE BULK SHIPPING INC.

Forward Looking Statements
This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk
Shipping Inc. with the US Securities and Exchange Commission.

EAGLE BULK SHIPPING INC.

▪ Strategy
▪ Company
▪ Industry
▪ Financials
▪ Key Takeaways
Agenda

Strategy

EAGLE BULK SHIPPING INC.
Global Leader in the Supramax Asset Class

Company Statistics
		June 2005	September 2011	% Change
Fleet	Number of vessels	11	45*	+309.1%
	Total DWT	540,456	2,451,641	+353.6%
	OTW Average Age (years)	5.8	4.4	-24.1%
Commercial Chartering Strategy (6 months, 2nd half)	Fixed	100%	55%	-
	Indexed	0%	8%	-
	Open	0%	37%	-
Operational	Fleet Utilization	n/a	99.5%	-
	Technical Managers	1	3**	-
Financial	Enterprise Value	$509m	$1,203m	+136.3%
**Including in-house unit.
*Includes one remaining newbuilding.

EAGLE BULK SHIPPING INC.

Source: Clarksons
Supramax Asset Class Continues to Outperform
Eagle Bulk supramaxes generating positive cash flow
2011 Average Daily Spot Rates
(January 1 to August 31)

EAGLE BULK SHIPPING INC.
Evolving Commercial Strategy, Supramax Focused
7

Almost 10m tons in COA business booked, equating to 2,500 vessel days

Company

EAGLE BULK SHIPPING INC.

	Vessel	DWT	Year Built		Vessel	DWT	Year Built		Vessel	DWT	Year Built
1	Roadrunner	57,809	2011	16	Thrasher	53,360	2010	31	Skua	53,350	2003
2	Puffin	57,809	2011	17	Golden Eagle	55,989	2010	32	Shrike	53,343	2003
3	Petrel	57,809	2011	18	Egret Bulker	57,809	2010	33	Tern	50,200	2003
4	Owl	57,809	2011	19	Crane	57,809	2010	34	Kittiwake	53,146	2002
5	Oriole	57,809	2011	20	Canary	57,809	2009	35	Goldeneye	52,421	2002
6	Nighthawk	57,809	2011	21	Bittern	57,809	2009	36	Osprey I	50,206	2002
7	Thrush	53,297	2011	22	Stellar Eagle	55,989	2009	37	Falcon	50,296	2001
8	Martin	57,809	2010	23	Crested Eagle	55,989	2009	38	Peregrine	50,913	2001
9	Kingfisher	57,776	2010	24	Crowned Eagle	55,940	2008	39	Condor	50,296	2001
10	Jay	57,802	2010	25	Woodstar	53,390	2008	40	Harrier	50,296	2001
11	Ibis Bulker	57,775	2010	26	Wren	53,349	2008	41	Hawk I	50,296	2001
12	Grebe Bulker	57,809	2010	27	Redwing	53,411	2007	42	Merlin	50,296	2001
13	Gannet Bulker	57,809	2010	28	Cardinal	55,362	2004	43	Sparrow	48,225	2000
14	Imperial Eagle	55,989	2010	29	Jaeger	52,248	2004	44	Kite	47,195	1997
15	Avocet	53,462	2010	30	Kestrel I	50,326	2004
TOTAL VESSEL COUNT	44	TOTAL DWT	2,393,641	AVERAGE AGE (by DWT)	4.4yrs
One of the Largest and Youngest Supramax Fleets
2H 2011 CHARTERING POSITION	FIXED	INDEXED	OPEN
	55%	8%	37%

EAGLE BULK SHIPPING INC.

Vessel-owned Days
Eagle Bulk Fleet CAGR of 26.4%
One remaining newbuilding to take delivery of in 4Q 2011

EAGLE BULK SHIPPING INC.

Eagle Bulk Cargo Mix
2Q 2011

3	Iron Ore	655,711	17.5%
Total Major Bulk		2,100,355	56.1%

Minor Bulk
4	Other Ores	355,600	9.5%
5	Miscellaneous	292,976	7.8%
6	Steels / Pig Iron / Scrap	203,625	5.4%
7	Potash / Fertilizer	185,441	5.0%
8	Coke	181,491	4.9%
9	Forest Products	167,931	4.5%

11	Cement	75,106	2.0%

13	Alumina / Bauxite	35,421	1.0%
Total Minor Bulk		1,639,122	43.9%

Total Cargoes		3,739,477	100.0%
Cargo diversification leads to stable earnings

Industry

EAGLE BULK SHIPPING INC.

Source: Barclays, Clarksons, Commodore, USDA
▪ Drybulk newbuilding vessel deliveries have totaled
 52.5m DWT YTD, +13% Y/Y.
 ▪ Capesize representing 48% of total.
▪ Australian coal production remains below pre-flooding
 levels, 30m+ MT lost.
▪ Floods in the Midwest impacted transportation along
 the Mississippi River leading to force majeure, 2Q 2011
 average weekly barge shipments decreased 26% Q/Q.
▪ Indian iron ore exports remain subdued due to stalled
 resumption of product out of Karnataka and the onset
 of the monsoon season, 2011 exports are expected to
 be down by 20% Y/Y to 75m MT.
▪ Japanese trade impacted by tsunami, monthly coal
 imports down 16% / steel plate prices up 20%.
Deliveries and Trade Disruptions Impact 2011
Vessel Earnings Pressured
Japanese Coal Imports
(in m MT)
Japanese Steel Plate
($ / MT)

EAGLE BULK SHIPPING INC.

Source: Barclays, Macquarie, MS, USDA
▪ Net-fleet growth to continue at elevated
 levels for the next 12+ months.
▪ Resumption (pick-up) in Indian iron ore exports
 remains questionable.
▪ High Chinese iron ore stockpiles along with continued
 power-usage rationing may lead to short-term
 cap on imports.
▪ Chinese coal restocking has been rampant since
 hitting a low earlier in the year, Indonesian exports
 have benefited.
▪ Japanese post-tsunami recovery / reconstruction to
 benefit coal, iron ore, steel products, and
 lumber.
Near-term Fundamentals for Drybulk Remain Mixed

EAGLE BULK SHIPPING INC.

Source: Clarksons, Macquarie, MAF, Potash Corp.
▪ Russian grain export ban lifted in July,
 2011/2012 exports projected at 12m
 MT, +300% Y/Y.
▪ Chinese soybean imports to reach 59m MT,
 +10.3% Y/Y.
▪ Forest products represent approximately
 180m MT in annual drybulk trade.
 ▪ New Zealand log exports to Japan
 expected to pick-up significantly as
 reconstruction initiates.
▪ Global minor bulk trade for 2011 projected to
 reach 1.2 billion MT, +5% Y/Y.
Grain/Agricultural and Minor Bulk Trades Firm
Minor bulks represent 33% of total drybulk trade
Soybean Production and Chinese Imports
(in m MT)
New Zealand Log Exportss
(12m MT per year)

EAGLE BULK SHIPPING INC.

Source: Clarksons, Macquarie, Peabody, SSY
▪ Japanese nuclear power plant disaster has led to
 Germany shutting down 8 of its plants, or 8.5 GW of
 electricity capacity.
▪ Opposition to shale gas exploration is increasing, could
 lead to further demand for coal.
▪ Over 250 GW of coal-fueled power capacity coming
 online globally by 2015.
▪ Incremental seaborne thermal coal product over the
 next 5+ years to primarily come from Indonesia and
 Australia.

 ▪ Delays in Australian capacity expansion will
 require Indonesia to make-up short-fall.
▪ Global steel production expected to increase by 30% or
 400m MT by 2015, boosting demand for iron ore and
 coking coal.
Strong Long-term Demand for Coal and Iron Ore
Coal to dominate drybulk trade growth
Projected Global Steel Production
(in m MT)
4yr Projected Increase in SeaborneThermal
Coal Trade
(in m MT)

EAGLE BULK SHIPPING INC.

Source: Clarksons, ICAP, Seatrade
Slow-steaming strategy coming into play, positive for utilization
Vessel Supply Growth Curtailing
▪ Drybulk newbuilding deliveries have peaked and
 the orderbook continues to shrink.
 ▪ New orders down 80% Y/Y.
 ▪ Orderbook, as a % of fleet,
 down 45% since 2008.
▪ Slippage/cancellations running at +35%, subduing
 supply growth.
▪ First half 2011 scrapping amounted to 13m DWT,
 +122% over 2010 full-year total.
 ▪ Scrap rates remain at +$500 per LWT.
▪ Rising steel plate prices and CNY appreciation
 continue to squeeze Chinese shipyards’ margins,
 providing support to newbuilding prices.

▪ Financing remains an issue.
Drybulk Scrapping
(in m DWT)
Drybulk Newbuilding Deliveries
(3 month trailing average, in m DWT)

Financials

EAGLE BULK SHIPPING INC.

Earnings (in thousands, except per share data)
Three Months Ended June 30
	2011	2010
REVENUES, net of commissions	$76,405.4	$65,612.8
OPERATING EXPENSES
Voyage expenses	8,125.3	-
Vessel expenses	21,289.8	16,052.9
Charter hire expenses	11,029.8	-
Depreciation and amortization	17,640.3	15,537.1
General and administrative expenses	8,038.8	10,479.4
Total operating expenses	$66,124.0	$42,069.4
OPERATING INCOME	$10,281.4	$23,543.4
OTHER EXPENSES
Interest expense	11,672.4	12,607.7
Interest income	(29.4)	(76.2)
Other expense	76.7	-
Total other expense, net	$11,719.7	$12,531.5
NET INCOME (LOSS)	($1,438.3)	$11,011.9

EBITDA*	$28,804.8	$41,669.1
EPS (Basic and Diluted)	($0.02)	$0.18

Weighted average shares outstanding
Basic	62,571,322	62,176,684
Diluted	62,571,322	62,337,774

EAGLE BULK SHIPPING INC.

Balance Sheet (in thousands)
Period ending June 30, 2011

Cash and Restricted Cash	$73,578.9
Other Current Assets	29,327.9
Vessels, net	1,616,579.6
Advances for vessel construction	153,070.6
Other Assets	23,970.7
Total Assets	$1,896,527.7
Current Liabilities	37,444.0
Long-term Debt	1,151,354.5
Other Liabilities	36,730.4
Stockholder's Equity	$670,998.8
Total Liabilities and Stockholder's Equity	$1,896,527.7

EAGLE BULK SHIPPING INC.

Expense breakdown*
Vessel Opex	$5,103
Technical Management	319
G&A	1,307
Interest	3,300
Drydocking	603
Total	$10,632
2011 Estimated Cash Break-Even Levels
$10,632 per vessel per day cash break-even for 2011
*ASSUMPTIONS:
▪ Vessel expenses are comprised of the following: crew wages and related, insurance, repair and maintenance, stores, spares and related inventory, tonnage taxes, newbuilding pre-operating costs (associated with taking delivery of vessels).
▪ Interest expense takes into consideration Eagle Bulk’s view and projection of 3m LIBOR rates.

Key Takeaways

EAGLE BULK SHIPPING INC.

Key Takeaways
Supramax Asset Class
▪ Optimal size to load/discharge at most ports around the globe.
▪ Onboard cranes allow for the loading/discharging of cargo without the requirement of onshore equipment.
▪ Vessel’s versatility/flexibility yield most stable earnings in drybulk.

Eagle Bulk Fleet	▪ One of the youngest, largest, and most homogeneous in the world.
Eagle Bulk Commercial
▪ Global team with presence in New York and Singapore allows for 24/7 market coverage.
▪ Opportunistic and dynamic chartering strategy.
▪ Diversified approach/tools allow for capitalizing in all market cycles.

Eagle Bulk Operations	▪ Excellent fleet management track record, near-100% utilization. ▪ Utilize 3 technical managers (including in-house group), allows for benchmarking and improved control/costs.
Eagle Bulk Management	▪ Experienced U.S.-based management team.